Exhibit 99.1

News Release

Resolute Holdings Reports First Quarter 2026 Results

NEW YORK, NY, May 7, 2026 (GLOBE NEWSWIRE) – Resolute Holdings Management, Inc. (“Resolute Holdings”) (NYSE: RHLD), an operating management company responsible for providing management services to the operating businesses of GPGI, Inc. (“GPGI”) (NYSE: GPGI), today reported financial results for its fiscal first quarter ended March 31, 2026. Resolute Holdings reported first quarter earnings per share attributable to common stockholders of $7.19 compared to ($0.39) in the prior year and Non-GAAP Fee-Related Earnings per share of $0.69 compared to ($0.07) in the prior year. The increase in Non-GAAP profitability was driven by the higher fee stream as a result of the execution of the management agreement with Husky Holdings LLC (“Husky Holdings”) in January 2026, along with organic growth in fees from the CompoSecure management agreement. During the quarter, the company repurchased $38.0 million in common shares in open market purchases.

As a result of the spin-off from GPGI and execution of the management agreement with GPGI Holdings, L.L.C. (“GPGI Holdings”), Resolute Holdings is required to consolidate the financial results of GPGI Holdings (and its subsidiaries, including Husky Holdings) in accordance with U.S. GAAP. This presentation of financial results does not represent the underlying economics or the positive attributes of Resolute Holdings’ standalone business model, which consist of recurring, long-duration management fees and a relatively fixed expense base. The results of the Resolute Holdings standalone business and associated Non-GAAP Fee-Related Earnings calculation are included below to provide a clear picture of the economic performance of the business directly attributable to shareholders of RHLD. This release includes such results presented in accordance with U.S. GAAP, as well as certain Non-GAAP measures, including Fee-Related Earnings. See “Use of Non-GAAP Financial Measures” below.

Resolute Holdings Segment Financial Information (GAAP); Fee-Related Earnings and Fee-Related Earnings Per Share (Non-GAAP) ($ in millions except per share figures)

	Three months	Three months
	ended	ended
	March 31, 2026	March 31, 2025
Management fees	$12.9	$1.1
Operating expenses	4.3	3.9
Income from operations	8.6	(2.8)
Total other income (expense)	(0.1)	—
Income (loss) before income taxes	8.5	(2.8)
Income tax (expense)	53.0	(0.6)
Net income (loss)	61.5	(3.4)
Net income (loss) attributable to non-controlling interest	—
Net income (loss) attributable to common stockholders	61.5	(3.4)
Net income (loss) per share attributable to common stockholders - diluted	$7.19	$(0.39)

Adjustments to reconcile Fee-Related Earnings to net income (loss) attributable to common stockholders:
Add: Equity-based compensation expensed at Resolute Holdings under GPGI Equity Plan (1)	$0.2	$1.2
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	—	2.0
Add: Spin-Off costs (3)	—	0.3
Less: Tax impact from consolidation of GPGI Holdings (4)	(55.8)	—
Net tax impact of pre-tax adjustments (5)	—	(0.7)
Fee-Related Earnings	$5.9	$(0.6)
Fee-Related Earnings per share - diluted	$0.69	$(0.07)
(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the GPGI, Inc Equity Incentive Plan, as amended (the “GPGI Equity Plan”). Equity granted under the GPGI Equity Plan relates to GPGI Class A Common Stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	Incremental management fees as if the CompoSecure Management Agreement was executed on January 1, 2025.
(3)	One-time costs associated with the Spin-Off from CompoSecure.
(4)	The tax impact of treating Resolute Holdings and GPGI Holdings, including Husky Holdings, as a consolidated entity under ASC 740, to arrive at the Resolute Holdings income tax expense if presented on a non-consolidated basis.
(5)	Tax-effect of pre-tax adjustments at a 32.5% estimated effective rate for 2026 and 31% rate for 2025. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the GPGI Equity Plan is expensed for tax purposes at GPGI and not Resolute Holdings.

Exhibit – Structural Relationship & Non-GAAP Financial Summary

Relationship Between RHLD & GPGI

Non-GAAP Financials Best Reflect Underlying Entity Structure and Unique Earnings Streams

Resolute Holdings
(NYSE: RHLD)
Resolute Operating System, M&A, and Capital Allocation
GPGI
(NYSE: GPGI)
Business Unit
CompoSecure
Business Unit
HUSKY
Quarterly Management Fee[1]

Non-GAAP Financials	Non-GAAP Financials
Management Fee from GPGI	**Traditional Operating Results**
Minus: Salaries and Operating Expenses	**Minus:** Management Fee Paid to RHLD
Equals: RHLD Fee-Related Earnings	**Equals: GPGI Operating Earnings**

GPGI is an operating business and RHLD is an asset management firm – Non-GAAP financials capture distinct economics

1. *Diagram simplified. See Resolute Holdings' filings with the SEC. Quarterly Management Fee as defined in each of the Management Agreements with GPGI Holdings (the "CompoSecure Management Agreement") and Husky Holdings LLC (the "Husky Management Agreement") is equivalent to 2.5% of GPGI's Non-GAAP reported Adjusted EBITDA before management fees less stock-based compensation, under the respective agreements. Since Husky Holdings is a wholly owned subsidiary of GPGI Holdings, the management fee for each of the CompoSecure Management Agreement and Husky Management Agreement is calculated without duplication.*

About Resolute Holdings Management, Inc.

Resolute Holdings (NYSE: RHLD) is an alternative asset management platform led by David Cote and Tom Knott that provides operating management services including the oversight of capital allocation strategy, operational practices, and M&A sourcing and execution at managed businesses under GPGI, Inc. Resolute Holdings brings a differentiated approach to long-term value creation through the systematic deployment of the Resolute Operating System, which is designed to create value at both the underlying managed businesses and at Resolute Holdings. For additional information on Resolute Holdings, please refer to Resolute Holdings’ filings with the U.S. Securities and Exchange Commission or please visit www.resoluteholdings.com.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although Resolute Holdings believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, Resolute Holdings cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning Resolute Holdings’ possible or assumed future actions, business strategies, events, or results of operations, and other matters, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect Resolute Holdings’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in Resolute Holdings’ forward-looking statements: the timing and amount of the management fees payable to Resolute Holdings, including unexpected fluctuations therein, unexpected changes in costs, risks associated with the implementation of the Resolute Operating System, unexpected market and macroeconomic developments, demand for Resolute Holdings’ services, the ability of Resolute Holdings to grow and manage growth profitably, compete within its industry and attract and retain its key employees, risks associated with Resolute Holdings’ businesses, including CompoSecure and Husky, risks associated with the acquisition of Husky and the transactions related thereto including the anticipated benefits to GPGI and to Resolute Holdings of such transactions, risks associated with global economic, business, competitive and/or other factors, including but not limited to inflationary pressures, volatile interest rates, variable tariff policies or intensified disruptions in the global financial markets, including but not limited to supply chain disruptions, changes in commodity prices, and their respective impacts on the customers of Resolute Holdings’ businesses, the outcome of any legal proceedings that may be instituted against Resolute Holdings or others, risks associated with our accounting, future exchange and interest rates, and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. Resolute Holdings undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Resolute Holdings believes Fee-Related Earnings and Fee-Related Earnings per share are useful to investors in evaluating Resolute Holdings’ financial performance. Resolute Holdings believes that these non-GAAP financial measures depict the performance of the business and underlying economics attributable to Resolute Holdings common stockholders. Fee-Related Earnings and Fee-Related Earnings per share should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from Fee-Related Earnings and Fee-Related Earnings per share are significant components in understanding and assessing Resolute Holdings’ financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income, net income per share, or any other performance measures derived in accordance with U.S. GAAP and may be different from similarly titled non-GAAP measures used by other companies.

For investor inquiries, please contact:

Resolute Holdings

(212) 256-8405

info@resoluteholdings.com

Consolidated Balance Sheets

Resolute Holdings Management, Inc.

($ in millions, except par value and share amounts)

	March 31,	December 31,
	2026	2025
	Unaudited
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$113.1	$161.4
Restricted cash	7.0	—
Short-term investments	—	44.1
Accounts receivable, net	311.7	44.2
Inventories, net	411.1	44.2
Income tax receivable	4.6	0.2
Deferred tax asset	55.7	—
Prepaid expenses and other current assets	34.3	3.4
Total current assets	937.5	297.5

Property and equipment, net	557.9	21.6
Goodwill	3,041.9	—
Intangible assets, net	1,624.1	1.9
Deferred tax asset	3.9	0.2
Other long-term assets	49.7	12.2
Total assets	$6,215.0	$333.4

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$100.0	$11.9
Accrued expenses	255.5	48.4
Deferred revenue	164.8	—
Income tax payable	44.3	0.1
Current portion of long-term debt	9.0	15.0
Other current liabilities	15.0	2.2
Total current liabilities	588.6	77.6

Income tax payable	20.6	—
Long-term debt, net of deferred financing costs	2,178.3	169.8
Deferred tax liability	303.1	—
Other long-term liabilities, net	43.0	8.3
Total liabilities	3,133.6	255.7

Commitments and contingencies (Note 19)	—	—

Preferred stock, $0.0001 par value; 100,000,000 shares authorized, 0 shares issued and outstanding	—	—
Common stock, $0.0001 par value; 1,000,000,000 shares authorized, 8,257,442 and 8,500,694 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively.	—	—
Additional paid-in capital	19.2	18.9
Accumulated deficit	53.2	(8.3)
Treasury stock	(42.1)	(4.1)
Total stockholders' equity (deficit)	30.3	6.5
Non-controlling interest	3,051.1	71.2
Total equity (deficit)	3,081.4	77.7
Total liabilities and stockholders' equity (deficit)	$6,215.0	$333.4

Consolidated Statements of Operations

Resolute Holdings Management, Inc.

($ in millions, except share and per share amounts)

	Three months ended
	March 31,
	2026	2025
Net sales	$407.8	$103.9
Cost of sales	252.2	49.4
Gross profit	155.6	54.5
Operating expenses:
Selling, general and administrative expenses	162.6	28.9
Foreign currency (gains) losses	(1.2)	—
Income (loss) from operations	(5.8)	25.6

Other income (expense):
Interest income	0.3	1.1
Interest expense	(30.1)	(3.5)
Loss on extinguishment of debt	(106.8)	—
Total other income (expense), net	(136.6)	(2.4)
Income (loss) before income taxes	(142.4)	23.2
Income tax benefit (expense)	49.8	(0.6)
Net income (loss)	$(92.6)	$22.6

Net income (loss) attributable to non-controlling interest	(154.1)	26.0

Net income (loss) attributable to common stockholders	$61.5	$(3.4)

Net income (loss) per share attributable common stockholders:
Basic	$7.27	$(0.39)
Diluted	$7.19	$(0.39)

Weighted average shares:
Basic	8,461,131	8,525,998
Diluted	8,547,474	8,525,998

Consolidated Statements of Cash Flows

Resolute Holdings Management, Inc.

($ in millions)

	Three months ended March 31,
	2026	2025

Cash flows from operating activities:
Net income (loss)	$(92.6)		$22.6
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	59.3		2.3
Equity-based compensation expense	2.3		6.0
Amortization of deferred financing costs	0.6		0.1
Non-cash operating lease expense	—		0.6
Loss on extinguishment of debt	66.3		—
Deferred tax (benefit) expense	(60.6)		—
Other	2.3		—
Changes in assets and liabilities
Accounts receivable, net	8.1		(6.7)
Inventories, net	(24.9)		(2.6)
Taxes receivable	(0.8)		—
Prepaid expenses and other assets	5.4		(0.8)
Accounts payable	(10.5)		5.8
Accrued expenses	(86.3)		(3.9)
Income tax payable	10.7		—
Deferred revenue	3.9		—
Other liabilities	—		(5.0)
Net cash provided by (used in) operating activities	(116.8)		18.4

Cash flows from investing activities:
Purchase of property and equipment	(7.4)		(0.6)
Proceeds from sale of property and equipment and intangible assets	0.2		—
Capitalized software costs	(4.3)		(0.6)
Cash used for acquisition, net of acquired cash	(665.2)		—
Maturities of short-term investments	41.1		—
Sales of short-term investments	3.0		—
Net cash used in investing activities	(632.6)		(1.2)

Cash flows from financing activities:
Repayment of debt, inclusive of fees	(3,309.1)		(2.5)
Proceeds from issuance of long-term debt, net of discounts	2,563.5		—
Repayment of preference share capital	(457.4)		—
Contributions to GPGI Holdings by GPGI	2,016.8		—
Contribution by GPGI Holdings	—		11.9
Contribution to Resolute Holdings	—		(11.9)
Payments for taxes related to net share settlement of GPGI equity awards	(26.6)		(15.3)
Share repurchases	(38.0)		—
Debt issuance costs	(38.2)		—
Net cash provided by (used in) financing activities	711.0		(17.8)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(2.9)		—
Net increase (decrease) in cash and cash equivalents and restricted cash	(41.3)		(0.6)
Cash and cash equivalents and restricted cash, beginning of period	161.4		71.6
Cash and cash equivalents and restricted cash, end of period	$120.1		$71.0

Supplementary disclosure of cash flow information:
Cash paid for interest expense	$12.2		$3.3
Cash paid for income taxes	$0.1		$—
Supplemental disclosure of non-cash financing activities:
Equity contribution from GPGI for acquisition using GPGI Class A Common Stock	$1,143.0		$—
Equity used for acquisition	$(1,143.0)	$
Consolidation of GPGI Holdings net assets (liabilities), excluding cash, from execution of CompoSecure Management Agreement	$—		$(98.5)
Operating lease ROU assets exchanged for lease liabilities	$0.5		$—
Derivative asset - interest rate swap	$—		$(0.8)

Segment Statements of Operations and Non-GAAP Reconciliations

Resolute Holdings Management, Inc.

($ in millions, except share and per share amounts)

	Three months ended
	March 31, 2026
	($ in millions except per share figures)
	Resolute	GPGI	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated
Management fees	$12.9	$—	$(12.9)	$—
Product sales	—	407.8	—	407.8
Net sales	12.9	407.8	(12.9)	407.8
Cost of sales	—	252.2	—	252.2
Gross profit	12.9	155.6	(12.9)	155.6
Total operating expenses	4.3	170.0	(12.9)	161.4
Income from operations	8.6	(14.4)	—	(5.8)
Total other income (expense)	(0.1)	(136.5)	—	(136.6)
Income (loss) before income taxes	8.5	(150.9)	—	(142.4)
Income tax (expense)	53.0	(3.2)	—	49.8
Net income (loss)	61.5	(154.1)	—	(92.6)
Net income (loss) attributable to non-controlling interest	—	(154.1)	—	(154.1)
Net income (loss) attributable to common stockholders	$61.5	$—	$—	$61.5
Net income (loss) per share attributable to common stockholders - diluted	$7.19			$7.19
Add: Equity-based compensation expensed at Resolute Holdings under GPGI Equity Plan (1)	$0.2			$0.2
Less: Tax impact from consolidation of GPGI Holdings (2)	(55.8)			(55.8)
Net tax impact of pre-tax adjustments (3)	—			—
Fee-Related Earnings	$5.9			$5.9
Fee-Related Earnings per share - diluted	$0.69			$0.69

Diluted weighted average shares used to compute:
Net income (loss) per share attributable to common stockholders	8,547,474			8,547,474
Fee-Related Earnings per share	8,547,474			8,547,474

	Three months ended
	March 31, 2025
	($ in millions except per share figures)
	Resolute	GPGI	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated
Management fees	$1.1	$103.9	$(1.1)	$103.9
Product sales	—	—	—	—
Net sales	1.1	103.9	(1.1)	103.9
Cost of sales	—	49.4		49.4
Gross profit	1.1	54.5	(1.1)	54.5
Total operating expenses	3.9	27.9	(2.9)	28.9
Income from operations	(2.8)	26.6	1.8	25.6
Total other income (expense)	—	(2.4)	—	(2.4)
Income (loss) before income taxes	(2.8)	24.2	1.8	23.2
Income tax (expense)	(0.6)	—	—	(0.6)
Net income (loss)	(3.4)	24.2	1.8	22.6
Net income (loss) attributable to non-controlling interest	—	24.2	1.8	26.0
Net income (loss) attributable to common stockholders	$(3.4)	$—	$—	$(3.4)
Net income (loss) per share attributable to common stockholders - diluted	$(0.39)			$(0.39)
Add: Equity-based compensation expensed at Resolute Holdings under GPGI Equity Plan (1)	$1.2			$1.2
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	2.0			2.0
Add: Spin-Off costs (3)	0.3			0.3
Less: Tax impact from consolidation of GPGI Holdings (4)	—			—
Net tax impact of pre-tax adjustments (5)	(0.7)			(0.7)
Fee-Related Earnings	$(0.6)			$(0.6)
Fee-Related Earnings per share - diluted	$(0.07)			$(0.07)

Diluted weighted average shares used to compute:
Net income (loss) per share attributable to common stockholders	8,525,998			8,525,998
Fee-Related Earnings per share	8,525,998			8,525,998

(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the GPGI, Inc Equity Incentive Plan, as amended (the “GPGI Equity Plan”). Equity granted under the GPGI Equity Plan relates to GPGI Class A Common Stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	Incremental management fees as if the CompoSecure Management Agreement was executed on January 1, 2025.
(3)	One-time costs associated with the Spin-Off from CompoSecure.
(4)	The tax impact of treating Resolute Holdings and GPGI Holdings, including Husky Holdings, as a consolidated entity under ASC 740, to arrive at the Resolute Holdings incometax expense if presented on a non-consolidated basis.
(5)	Tax-effect of pre-tax adjustments at a 32.5% estimated effective rate for 2026 and 31% rate for 2025. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the GPGI Equity Plan is expensed for tax purposes at GPGI and not Resolute Holdings.

Additional Information

Segment Balance Sheets

Resolute Holdings Management, Inc.

($ in millions, except per share amounts)

	March 31, 2026				December 31, 2025
	($ in millions)				($ in millions)
	Resolute	GPGI	Intercompany/		Resolute	GPGI	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated	Holdings	Holdings	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5.0	$108.1	$—	$113.1	$4.4	$157.0	$—	$161.4
Restricted cash	—	7.0	—	7.0	—	—	—	—
Short-term investments	—	—	—	—	3.1	41.0	—	44.1
Accounts receivable	12.9	311.7	(12.9)	311.7	4.0	44.2	(4.0)	44.2
Inventories, net	—	411.1	—	411.1	—	44.2	—	44.2
Income tax receivable	0.2	4.4	—	4.6	0.2	—	—	0.2
Deferred tax asset	55.7	—	—	55.7	—	—	—	—
Prepaid expenses and other current assets	0.7	33.6	—	34.3	0.2	3.2	—	3.4
Total current assets	74.5	875.9	(12.9)	937.5	11.9	289.6	(4.0)	297.5

Property and equipment, net	—	557.9	—	557.9	—	21.6	—	21.6
Goodwill	—	3,041.9	—	3,041.9	—	—	—	—
Intangible assets, net	—	1,624.1	—	1,624.1	—	1.9	—	1.9
Deferred tax asset	0.2	3.7	—	3.9	0.2	—	—	0.2
Other long-term assets	1.6	48.1	—	49.7	1.0	11.2	—	12.2
Total assets	76.3	6,151.6	(12.9)	6,215.0	13.1	324.3	(4.0)	333.4

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	0.1	99.8	0.1	100.0	—	11.8	0.1	11.9
Accrued expenses	1.9	266.5	(12.9)	255.5	5.4	47.0	(4.0)	48.4
Deferred revenue	—	164.8	—	164.8	—	—	—	—
Income tax payable	2.9	41.4	—	44.3	0.1	—	—	0.1
Current portion of long-term debt	—	9.0	—	9.0	—	15.0	—	15.0
Other current liabilities	0.1	14.9	—	15.0	0.1	2.1	—	2.2
Total current liabilities	5.0	596.4	(12.8)	588.6	5.6	75.9	(3.9)	77.6

Income tax payable	—	20.6	—	20.6	—	—	—	—
Long-term debt, net of deferred financing costs	40.0	2,138.3	—	2,178.3	—	169.8	—	169.8
Deferred tax liability	—	303.1	—	303.1	—	—	—	—
Other long-term liabilities, net	1.0	42.0	—	43.0	1.0	7.3	—	8.3
Total liabilities	46.0	3,100.4	(12.8)	3,133.6	6.6	253.0	(3.9)	255.7

Additional paid-in capital	19.2	—	—	19.2	18.9	—	—	18.9
Accumulated deficit	53.2	—	—	53.2	(8.3)	—	—	(8.3)
Treasury stock	(42.1)	—	—	(42.1)	(4.1)	—	—	(4.1)
Total stockholders' equity (deficit)	30.3	—	—	30.3	6.5	—	—	6.5
Non-controlling interest	—	3,051.2	(0.1)	3,051.1	—	71.3	(0.1)	71.2
Total equity (deficit)	30.3	3,051.2	(0.1)	3,081.4	6.5	71.3	(0.1)	77.7
Total liabilities and stockholders' equity (deficit)	$76.3	$6,151.6	$(12.9)	$6,215.0	$13.1	$324.3	$(4.0)	$333.4